Pursuant to Rule 497(e)
                                                        Registration No. 33-8746

                              THE TOCQUEVILLE TRUST

                       SUPPLEMENT DATED MAY 2, 2002 TO THE
                     PROSPECTUS AND STATEMENT OF ADDITIONAL
                      INFORMATION DATED FEBRUARY 28, 2002

On March 28, 2002, the Board of Trustees of The Tocqueville Trust approved a change in the status of The Tocqueville Gold Fund (the "Fund") from a "diversified" fund to a "non-diversified" fund. As a diversified management investment company the Fund, with respect to 75% of the value of its assets, may not purchase any securities (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer, or more than 10% of the outstanding voting securities of any one issuer would be owned by the Fund. As a non-diversified management investment company, the Fund would not be subject to these percentage limitations. However, the Fund will continue to qualify as a regulated investment company under the Internal Revenue Code and, therefore, will continue to comply with the diversification requirements applicable to such regulated investment companies.

The Board voted to approve this change in the Fund's diversification in order to give the Fund more flexibility in pursuing its investment objective of long-term capital appreciation. Over the last few years, the precious metals industry has experienced a substantial amount of consolidation limiting the number of attractive investment opportunities within this industry. This change will provide the Fund more flexibility as it attempts to achieve its objectives. It is anticipated that shareholders will be asked to approve this change in the near future.